UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________________________________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): July 26, 2018

IZEA WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-37703	37-1530765
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 N. Orlando Avenue, Suite 200 Winter Park, Florida	32789
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (407) 674-6911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR     240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR     240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On July 26, 2018, IZEA Worldwide, Inc. (“IZEA”) completed its merger with TapInfluence, Inc. (“TapInfluence”), pursuant to the terms of the Agreement and Plan of Merger, dated as of July 11, 2018 (the “Merger Agreement”), by and among IZEA, IZEA Merger Sub, Inc., TapInfluence, certain stockholders of TapInfluence and the stockholders’ representative, as amended by Amendment No. 1 thereto, dated as of July 20, 2018, as previously described in the Company’s Current Report on Form 8-K filed with the SEC on July 30, 2018 (the “Initial Form 8-K”). We are filing this Amendment No. 1 to the Initial Form 8-K to include the audited financial statements of TapInfluence for the years ended December 31, 2017 and 2016 and the unaudited condensed pro forma financial information as of and for the six months ended June 30, 2018 and for the twelve months ended December 31, 2017 and the along with the related notes for such periods, as required by parts (a) and (b) of Item 9.01 of Form 8-K. This Amendment No. 1 should be read in conjunction with the Initial Form 8-K.

Item 9.01.    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.  In accordance with Item 9.01(a), TapInfluence's audited financial statements for the years ended December 31, 2017 and 2016 are filed with this Current Report on Form 8-K/A as Exhibit 99.1, and incorporated herein by reference. TapInfluence's unaudited financial statements as of June 30, 2018 and for the six months ended June 30, 2018 and 2017 are filed with this Current Report on Form 8-K/A as Exhibit 99.2, and incorporated herein by reference
(b)    Pro Forma Financial Information.  In accordance with Item 9.01(b), the unaudited condensed pro forma financial information as of and for the six months ended June 30, 2018 and for the year ended December 31, 2017 are furnished in this Current Report on Form 8-K/A as Exhibit 99.3.
(d)   Exhibits.

Exhibit No.	Description
23.1	Consent of EKS&H LLP.
99.1	Audited financial statements of TapInfluence, Inc. as of and for the years ended December 31, 2017 and 2016.
99.2	Unaudited financial statements of TapInfluence, Inc. as of June 30, 2018 and for the six months ended June 30, 2018 and 2017.
99.3	Unaudited condensed pro forma financial information as of and for the six months ended June 30, 2018 and for the year ended December 31, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IZEA WORLDWIDE, INC.

Date: October 9, 2018	By:/s/ Edward H. (Ted) Murphy Edward H. (Ted) Murphy President and Chief Executive Officer